EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2004

Energy & Engine Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada            0-32129            88-0471842
(State or other jurisdiction                (Commission                (IRS Employer
of incorporation)                  File Number)                Identification No.)

5308 West Plano Parkway, Plano, Texas 75093
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (972) 732-6360

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Energy & Engine Technology Corporation issued a press release that was publicly disseminated on October 20, 2004, announcing its results of operations for the quarter ended September 30, 2004.

A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release issued October 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 20, 2004            Energy & Engine Technology Corporation

              By: /s/ Jolie G. Kahn
              Jolie G. Kahn
             General Counsel